UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2008

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Stellar Pharmaceuticals Inc.

(Exact name of registrant as specified in charter)

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Ontario, Canada	0-31198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

544 Egerton Street, London, Ontario, Canada, N5W 3Z8

(Address of principal executive offices)

(519) 434-1540
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 12, 2008, Stellar Pharmaceuticals Inc. (the "Company") issued a press release announcing its announcing the Company’s total revenues for the six month period ended June 30, 2008 improved by 20.7%.

Item 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

Exhibit No.	Description
99.1	Press Release dated August 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellar Pharmaceuticals Inc.

Date: August 12, 2008	By:	/s/ Peter Riehl
Peter Riehl
President and Chief Executive Officer

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